UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 3, 2005 (December 31, 2004)

QUOVADX, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 S. Fiddler’s Green Circle, Suite 1000, Englewood CO 80111

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 488-2019

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Asset Purchase Agreement
Press Release

Item 2.01 Completion of Acquisition or Disposition of Assets.

Quovadx, Inc., a Delaware corporation (the “Company” or “Registrant”) has completed the disposition of its Managed Care Transaction Manager (“MCTM”) and Albuquerque New Mexico data center business to Royal Health Care Data Center LLC:

(a) The disposition was completed December 31, 2004;

(b) Registrant sold its Managed Care Transaction Manager (“MCTM”) business, Albuquerque data center business and all related assets located in Albuquerque, New Mexico. Assets included in the sale consist of furniture, fixtures, equipment (including office equipment), machinery, parts, computer hardware, tools, and other tangible personal property located at the Albuquerque data center, assignment of the Albuquerque, New Mexico data center facility lease; source code, object code, documentation and related intellectual property rights in and to the MCTM software; assignment of third party software licenses related to the MCTM system and data center business; assignment of customer agreements related to the MCTM system and data center hosting operation, and all goodwill in these businesses. Additionally, 11 employees formerly employed by Registrant, as of January 1, 2005 were employed by Purchaser;

(c) The purchaser was Royal Health Care Data Center LLC (“Purchaser”), a Delaware limited liability company wholly owned by Royal Health Care of Long Island, LLC (“Royal”), a management services organization (MSO) serving New York healthcare organizations. Royal has been a customer of Registrant since March, 2002, using the MCTM system and related software in its MSO business under an application service provider and related services agreement. From March, 2002, Registrant held a minority equity investment in Royal Health Care, which was sold back to Royal on June 29, 2004. A director of the Company is on the Royal board of directors; and

(d) The purchase price for the MCTM business and data center assets was $1,983,386 ($1,900,000 purchase price, plus $182,238 in prepaid expenses, less $98,852 in closing adjustments), paid in cash at closing. The purchase price was negotiated based on a multiple of actual and projected earnings before interest, taxes, depreciation and amortization of the divested businesses.

A copy of the asset purchase agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 3, 2005, the Registrant issued the press release, attached as Exhibit 99.2 to this Form 8-K, announcing the disposition and related transactions.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number	Exhibit
99.1	Asset Purchase Agreement, dated as of December 31, 2004, between the Registrant, as seller, and Royal Health Care Data Center LLC as purchaser

99.2	Press release of the Registrant, dated January 3, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.
Date: January 3, 2005
/s/ Linda K. Wackwitz

Linda K. Wackwitz
Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Asset Purchase Agreement, dated as of December 31, 2004, between the Registrant, as seller, and Royal Health Care Data Center LLC as purchaser

99.2	Press release of the Registrant, dated January 3, 2005